UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street

      Dublin 1, Ireland D01 K0Y85

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2021, John Bruno notified Aon plc (the “Company”) of his decision to step down from his position as the Company’s Chief Operating Officer, effective immediately. Mr. Bruno will remain at the Company for a transition period to be determined.

James Platt will assume certain of Mr. Bruno’s responsibilities immediately, and as announced on January 27, 2021, Mr. Platt, age 49, will serve as the Company’s Chief Operating Officer, effective upon the closing of the previously announced combination of the Company and Willis Towers Watson Public Limited Company and subject to approval by the Company’s board of directors.

Mr. Platt joined the Company in September 2014 as the Chief Executive Officer of Aon Inpoint and Head of Data & Analytics for Aon Risk Solutions. From January 2017 through June 2019, Mr. Platt served as the Chief Operating Officer of Aon Risk Solutions, and then from June 2019 through September 2020, as the Company’s Global Solution Lines Chief Operating Officer. Since September 2020, Mr. Platt has served as the Company’s Business Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2021	AON PLC

	By:	/s/ Julie E. Cho
Julie E. Cho
Assistant Company Secretary